SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

 [ ]     Preliminary Proxy Statement
 [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 [X]     Definitive Proxy Statement
 [ ]     Definitive Additional Materials
 [ ]     Soliciting Material Pursuant to ss.240.14a-12

                         Tri City Bankshares Corporation
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 ------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)  Title of each class of securities to which transaction applies:

            -------------------------------------------------------------------

        2)  Aggregate number of securities to which transaction applies:

            -------------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            -------------------------------------------------------------------

        4)  Proposed maximum aggregate value of transaction:

            -------------------------------------------------------------------

        5)  Total fee paid:

            -------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:

            -------------------------------------------------------------------
        2)  Form, Schedule or Registration Statement No.:

            -------------------------------------------------------------------
        3)  Filing Par

            -------------------------------------------------------------------
        4)  Date Filed:

            -------------------------------------------------------------------

                         TRI CITY BANKSHARES CORPORATION
                             6400 South 27th Street
                           Oak Creek, Wisconsin 53154
                                ----------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  June 12, 2002



TO THE SHAREHOLDERS OF TRI CITY BANKSHARES CORPORATION:


Notice is hereby given that the Annual Meeting of Shareholders of Tri City Bankshares Corporation will be held at Tri City National Bank, 6400 South 27th Street, Oak Creek, Wisconsin 53154, on Wednesday, June 12, 2002 at 9:30 a.m., for the following purposes:

(1) To elect thirteen members of the Board of Directors to serve until the 2003 Annual Meeting of Shareholders and until their successors are elected and qualified; and

(2) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Holders of common stock of record at the close of business on April 24, 2002 will be entitled to notice of, and to vote at, the Annual Meeting, or at any adjournment thereof.

All shareholders are cordially invited to attend and participate in the Annual Meeting in person. Those who do not expect to attend the Annual Meeting are urged to sign and return the enclosed proxy. Your proxy will not be used if you subsequently decide to attend the Annual Meeting and desire to vote your shares in person, or if you revoke your proxy by any other lawful means.


By Order of the Board of Directors,

/s/Scott A. Wilson

Scott A. Wilson, Secretary

Oak Creek, Wisconsin
May 7, 2002

                         TRI CITY BANKSHARES CORPORATION
                             6400 South 27th Street
                           Oak Creek, Wisconsin 53154


                                 PROXY STATEMENT

                          ----------------------------







This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tri City Bankshares Corporation (the "Corporation") to be voted at the Annual Meeting of Shareholders to be held at Tri City National Bank, 6400 South 27th Street, Oak Creek, Wisconsin 53154, on June 12, 2002, at 9:30 a.m., for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The solicitation is made by the mailing of this Proxy Statement with its enclosures. No other solicitation is contemplated, however, if it is necessary to assure adequate attendance at the Annual Meeting, the Corporation's Board of Directors may, if it deems it advisable, make a further solicitation by mail, telephone, facsimile, and/or personal interview for proxies. Such solicitation will be made by the officers of the Corporation and will be limited in extent. The total expense of the solicitation, including reimbursement of banks, brokerage firms, custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Corporation's common stock, $1.00 par value (the "Common Stock"), will be borne by the Corporation. The approximate date on which this Proxy Statement and accompanying proxy card are first being mailed to shareholders is May 7, 2002.

Shareholders are asked to complete, sign, and return the enclosed proxy. The proxy may be revoked by you at any time before it is voted at the Annual Meeting. Prior to the Annual Meeting, this may be done by execution of a later-dated proxy or by written revocation sent to the Secretary of the Corporation, Mr. Scott A. Wilson, at the office of the Corporation, 6400 South 27th Street, Oak Creek, Wisconsin 53154. Alternatively, the proxy may be revoked at the Annual Meeting by oral or written request to the Secretary of the Corporation.

Only shareholders of record at the close of business on April 24, 2002 (the "Record Date") will be entitled to vote at the meeting. There were 2,644,908 shares of the Common Stock of the Corporation outstanding on that date, each share being entitled to one vote.

The presence, in person or by proxy, of the holders of a majority of the shares of the Common Stock outstanding on the Record Date is required for a quorum with respect to the matters on which action is to be taken at the Annual Meeting. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining a quorum. They will have no effect on the outcome of voting in the election of Directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information is based upon information provided to the Corporation by the persons named below and sets forth, as of February 28, 2002, information regarding the beneficial ownership of shares of Common Stock by (a) persons known by the Corporation to own beneficially, directly or indirectly, more than 5% of the Corporation's Common Stock; (b) directors, nominees for director and certain executive officers; and (c) all directors and officers of the Corporation as a group. Except as otherwise indicated, the address of each beneficial owner of more than 5% of the Common Stock listed below is 6400 South 27th Street, Oak Creek, Wisconsin 53154.

                                      Amount and Nature
                                        of Beneficial              Percent of
Name of Beneficial Owner                Ownership (1)              Class (2)
------------------------                -------------              ---------

Frank J. Bauer                         25,044 Shares (3)               *

Sanford Fedderly                       71,002 Shares (4)              2.7%

William Gravitter                      206,137 Shares (5)             7.8%

Henry Karbiner, Jr                     68,747 Shares  (6)             2.6%

William L. Komisar                     1,880 Shares                    *

Christ Krantz                          72,322 Shares                  2.7%

William P. McGovern                    12,000 Shares                   *

Robert W. Orth                         10,496 Shares  (7)              *

Ronald K. Puetz                        445,472 Shares (8)            16.8%

Agatha T. Ulrich                       766,625 Shares (9)            29.0%

David A. Ulrich, Jr                    64,538 Shares                  2.4%

William J. Werry                       34,500 Shares (10)             1.3%

Scott A. Wilson                        12,214 Shares (11)              *

All directors and officers             1,730,863 Shares              65.4%
as a group (16 persons)
                                                                     ----

*        Less than 1%.

(1) Nature of beneficial ownership is direct unless otherwise indicated by footnote, and beneficial ownership, as shown in the foregoing table, arises from sole voting and investment power, except as otherwise indicated by footnote.

(2) Percentages are based upon the 2,644,911 shares issued and outstanding as of February 28, 2002.

(3) Includes 2,500 shares registered in the name of Mr. Bauer and his wife, as joint tenants, as to which Mr. Bauer has shared voting and investment power, and 880 shares registered in the name of Mrs. Bauer.

(4) Includes 35,180 shares registered in the name of Mrs. Roberta C. Fedderly 1991 Revocable Trust, 33,757 shares registered to the Sanford Fedderly 1991 Revocable Trust, and 2,000 shares held in a self-directed individual retirement account ("IRA") for the benefit of Mr. Fedderly.

(5)  Includes 3,850 shares registered in the name of Mrs. Gravitter.

(6) Includes 5,500 shares registered in the name of Mrs. Karbiner, and 13,389 shares and 357 shares held in self-directed IRAs for the benefit of Mr. Karbiner and Mrs. Karbiner, respectively.

(7) Includes 1,622 shares in accounts for Mr. Orth's children for which he is custodian.

(8) Includes 785 shares registered in the name of Mrs. Puetz, 2073 shares registered in the name of Mr. Puetz and his wife as joint tenants, as to which Mr. Puetz has shared voting and investment power, and 2,386 shares held in a self-directed IRA for the benefit of Mr. Puetz. Also includes 431,151 shares held in the Agatha T. Ulrich Marital Trust for which Mr. Puetz exercises shared voting and investment power as a trustee and as to which he disclaims beneficial ownership.

(9) Includes 9,162 shares registered in the name of NDC, LLC of which Mrs. Ulrich is a principal shareholder, and 39,398 shares held in a self directed IRA for the benefit of Mrs. Ulrich. Includes 275,098 shares held under agreements with members of Mrs. Ulrich's family under which she exercises no voting power but has right of first refusal on sale of stock. Includes 442,967 shares held in the Agatha T. Ulrich 1998 Living Trust to which Mrs. Ulrich has sole voting privileges.

(10) Includes 26,552 shares registered in the name of Mr. Werry and his wife as joint tenants, as to which Mr. Werry has shared voting and investment power. Also includes 2,428 shares registered in the name of Mrs. Werry.

(11) Includes 7,752 shares registered in the name of Mr. Wilson and his wife, as to which Mr. Wilson has shared voting and investment power, and 3,156 shares and 1,306 shares held in self-directed IRAs for the benefit of Mr. Wilson and Mrs. Wilson, respectively.

The Corporation knows of no contractual arrangements, including the pledge of its securities, which might result in a change of control of the Corporation.

                              ELECTION OF DIRECTORS

The Board of Directors proposes that the thirteen (13) nominees named below be elected to serve as directors for the ensuing year and until their successors are elected and qualified. Proxies received by the Board of Directors will be voted FOR the election of the following thirteen (13) persons, unless otherwise indicated, but, if any such nominee is unable to serve, due to presently unforeseen circumstances, proxies may be voted for another person nominated by the Board of Directors. Directors are elected by a plurality of the votes cast by holders of the Corporation's Common Stock entitled to vote at a meeting at which a quorum is present. In other words, the thirteen directors who receive the largest number of votes will be elected as directors. Any shares not voted, whether by withheld authority, broker non-vote or otherwise, will have no effect in the election of directors except to the extent that the failure to vote for an individual results in another individual receiving a larger number of votes. Any votes attempted to be cast "against" a candidate are not given legal effect and are not counted as votes cast in an election of directors.

All of the persons nominated as directors are currently directors of the Corporation and were elected at the last annual meeting held on June 13, 2001 for a one year term which expires at the 2002 Annual Meeting. All of the nominees have consented to serve if elected, and the Board of Directors is not aware of any nominee who may be unable to serve as a director. The directors and officers of the Corporation beneficially own a majority of the Corporation's outstanding Common Stock. Accordingly, assuming that all directors and executive officers vote for the nominees listed below, election of such nominees is assured.



                              Director                               Principal Occupation During the
           Name                Since         Age                  Past 5 Years and Other Directorships
           ----                -----         ---                  ------------------------------------

Frank J. Bauer             1990               75     Director  of  the   Corporation.   President   of  Frank  Bauer
                                                     Construction Company, Inc. Director of Tri City National Bank.

Sanford Fedderly           1980               67     Director of the  Corporation.  Retired  Registered  Pharmacist.
                                                     Retired  President  of Tri  City  Pharmacy,  Inc.,  Oak  Creek,
                                                     Wisconsin.  Director of Tri City National Bank.

William Gravitter          1980               73     Director of the  Corporation.  President of Hy-View Mobile Home
                                                     Park.  Director of Tri City National Bank.

Henry Karbiner, Jr.        1980               61     President,  Chief  Executive  Officer and Chairman of the Board
                                                     of  the  Corporation  since  October,  1998.  Treasurer  and  a
                                                     Director  of the  Corporation.  Executive  Vice  President  and
                                                     Secretary of the  Corporation  from  January,  1989 to October,
                                                     1998.  Chairman  of the Board and Chief  Executive  Officer  of
                                                     Tri  City  National   Bank  from  October,   1998  to  present.
                                                     President  of  Tri  City  National  Bank  from  June,  1987  to
                                                     January, 2000.

William L. Komisar         1999               49     Director of the  Corporation.  Partner - Komisar,  Brady & Co.,
                                                     LLP, CPAs.  Director of Tri City National Bank.

Christ Krantz              1980               77     Director  of  the  Corporation.  President  of  Krantz  Realty,
                                                     Inc..  Vice  President and Secretary of KRK,  Inc.,  which owns
                                                     Ramada  Airport  Motel,   Milwaukee,   Wisconsin.   Partner  in
                                                     Veterans  Linen Supply  Company.  Director of Tri City National
                                                     Bank.








William P. McGovern             1980          86     Director of the Corporation.  Semi-retired  Attorney-at-Law,
                                                     Milwaukee, Wisconsin.  Director of Tri City National Bank.

Robert W. Orth                  1996          55     Senior  Vice  President  and a Director  of the  Corporation
                                                     since 1996.  Executive  Vice  President  and director of Tri
                                                     City  National  Bank since 1996.  Senior Vice  President  of
                                                     Bank One, Milwaukee, NA from 1979 to 1996.

Ronald K. Puetz                 1988          53     Executive  Vice  President  of the  Corporation  since June,
                                                     2000  and  a  Director.   Senior  Vice   President   of  the
                                                     Corporation from January,  1990 to June, 2000.  President of
                                                     Tri  City  National  Bank  from  January,  2000 to  present.
                                                     Executive  Vice  President  of Tri City  National  Bank from
                                                     January,  1990  to  January,  2000.  Director  of  Tri  City
                                                     National Bank.

Agatha T. Ulrich                1999          73     Director of the  Corporation.  Chairman and director of NDC,
                                                     LLC  Director of Tri City National Bank.

David A. Ulrich, Jr.            1997          41     Director of the  Corporation.  Retired Vice  President and a
                                                     Director of Mega Marts,  Inc.  Retired  Vice  President  and
                                                     Director of NDC, Inc.  Director of Tri City National Bank.

William J. Werry                1980          75     Director of the  Corporation.  Retired Unit President of Tri
                                                     City National Bank.  Director of Tri City National Bank.

Scott A. Wilson                 1990          55     Secretary  of  the  Corporation   since  October  14,  1998.
                                                     Senior Vice  President  and a Director  of the  Corporation.
                                                     Executive   Vice  President  and  a  Director  of  Tri  City
                                                     National Bank.

There is a family relationship between three of the nominees for directorship. Mr. Ulrich is Mrs. Ulrich's son and Mr. Bauer is Mrs. Ulrich's brother.

The Corporation's Board of Directors has standing Audit and Executive Committees. The Executive Committee is composed of Messrs. Fedderly, Gravitter, Karbiner, Krantz and Puetz. The Executive Committee's purpose is to exercise the powers of the full Board between regular meetings of the Board. During 2001, the Executive Committee held no meetings. The Corporation has an Audit Committee composed of independent directors. Information regarding the functions performed by the Audit Committee, its membership, and the number of meetings held during the fiscal year, is set forth in the "Report of the Audit Committee," included in this Proxy Statement. The Board of Directors has not appointed a nominating committee, and the review of recommendations for, and the selection of, nominees to Board membership is handled by the Board serving as a committee of the whole. If shareholders were to recommend nominees for directors, the full Board would consider such persons. Shareholders are entitled to nominate persons from the floor at the Annual Meeting, but it is intended that the proxies solicited with the Proxy Statement will be voted for the slate of the thirteen persons listed in the table above as nominees to the Board of Directors. The Board of Directors does not have a compensation committee.

The Board of Directors held four meetings during 2001. All incumbent directors attended 75% or more of the meetings of the Board and the committees on which they served during 2001, except for Mr. Gravitter, Mr. Krantz and Mrs. Ulrich.

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Corporation's financial reporting process on behalf of the Board of Directors. The Audit Committee is governed by a written charter approved by the Board of Directors, (a copy of which was included in the Corporation's proxy materials relating to the Corporation's June 13, 2001 annual meeting of shareholders). The current members of the Audit Committee, all of whom are non-employee directors, are Messrs. Komisar (Chair), Werry, Fedderly, Krantz and McGovern. The members of the Audit Committee are independent in accordance with the definition of independence in Rule 4200(a)(15) of the NASD listing standards.

Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including the discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Corporation's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61 and the auditors' independence from management and the Corporation. The Audit Committee has received the written disclosures from Ernst & Young, LLP required by the Independence Standards Board Standard No. 1.

The Audit Committee discussed with the Corporation's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Corporation's internal controls, and the overall quality of the Corporation's financial reporting. The Audit Committee held three meetings during fiscal 2001.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended 2001 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended the selection of the Corporation's independent auditors.

William L. Komisar, Audit Committee Chair
William J. Werry, Audit Committee Member
Sanford Fedderly, Audit Committee Member
Christ Krantz, Audit Committee Member
William P. McGovern, Audit Committee Member

March 13, 2002

                             EXECUTIVE COMPENSATION

The following table sets forth all cash compensation paid by the Corporation and its subsidiaries during the fiscal years ended December 31, 2001, 2000 and 1999 to each of the most highly compensated executive officers of the Corporation whose total annual cash compensation exceeded $100,000.


                           SUMMARY COMPENSATION TABLE

                                     Annual Compensation
     Name and                        -------------------          All Other
Principal Position        Year    Salary ($)     Bonus ($)   Compensation($)(1)
------------------        ----    ----------     ---------   -----------------

Henry Karbiner, Jr.       2001     $390,730       $77,800         $8,500
President and Chief       1999      361,230        75,600          8,500
Executive Officer and     1998      307,376        54,232          8,121
Treasurer

Ronald K. Puetz,          2001      232,238        46,000          8,500
Executive Vice            2000      214,405        44,730          8,500
President                 1999      158,106        27,981          8,121

Robert W. Orth,           2001      193,619        38,200          8,500
Senior Vice               2000      178,499        37,170          8,500
President                 1999      157,369        28,000          8,121

Scott A. Wilson,          2001      185,793        36,600          8,500
Senior Vice               2000      171,799        35,490          8,500
President and Secretary   1999      143,925        25,169          7,991

(1) All other compensation represents the Corporation's matching contribution to the employee's 401(k) plan.


                        REPORT OF THE BOARD OF DIRECTORS
                            ON EXECUTIVE COMPENSATION

Executive compensation, including that of the C.E.O., consists primarily of salary and cash bonus. The C.E.O.'s compensation is determined in the same manner as the other executives.

The bonus portion of executive compensation is based on the Corporation's return on average assets. If the return on assets for the twelve-month period ending in November is less than the minimum amount of one percent (1%), no cash bonuses are paid. If the return on average assets exceeds the minimum, the bonus is computed as a percentage of salary based on a formula such that as the return on average assets increases, the bonus percentage increases. The board may exercise discretion on the impact of certain non-recurring, extra ordinary income and expenses when considering the bonus percentage. The same bonus percentage is applied to all officers of the Corporation.

Except for the bonus, there is no specific relationship between corporate performance and executive salaries and benefits. In 2001, executive compensation was determined by the President of the Corporation considering the following factors without assigning any relative weight or importance to any factor:
              1.      Current compensation;
              2.      Cost of living;
              3.      Salaries paid to executives at other banks;
              4.      Performance of the bank during the prior year;
              5.      Prospects of future growth and performance; and
              6.      The individual performance of the executive.

Stock price is not a factor in determining executive salaries or bonuses.




The salaries determined by the President were submitted to the full Board of Directors for approval. After reviewing the recommendations, the Board members had an opportunity to discuss any factors they deemed relevant - there was no agenda or specific list of factors to be discussed. The recommendations of the President were approved by the Board without adjustment. The following members of the Board of Directors are officers of the Corporation and/or its banking subsidiary:

Henry Karbiner           Robert W. Orth             Ronald K. Puetz
Scott A. Wilson

The Corporation continues to follow its long-standing policy of not providing its executives with many of the non-cash perquisites given to executives of similar companies. Executives receive no stock rights, options, warrants or stock appreciation rights. The Corporation does not provide memberships for its executives in country clubs or other social clubs. Also, executives receive no special retirement benefits or deferred compensation - they participate in the same retirement plan provided to non-executive employees of the Corporation.


                            By the Board of Directors


Frank J. Bauer           Sanford Fedderly           William Gravitter
Henry Karbiner, Jr.      William L. Komisar         Christ Krantz
William McGovern         Robert W. Orth             Ronald K. Puetz
Agatha T. Ulrich         David A. Ulrich, Jr.       William J. Werry
Scott A. Wilson

                             STOCK PERFORMANCE GRAPH

The following graph shows the cumulative stockholder return on the Corporation's Common Stock over the last five fiscal years compared to the returns of the Standard & Poor's 500 Stock Index and Major Regional Bank Index compiled by Standard & Poor's and consisting of 20 regional banks, assuming that $100 is invested on December 31, 1996 with dividends reinvested.








                      TRI CITY FIVE YEAR STOCK PERFORMANCE


                                              MAJOR
        PERIOD                              REGIONAL         TRI CITY
(FISCAL YEAR COVERED)        S&P 500          BANKS         BANKSHARES
---------------------        -------        --------        ----------

        1996                 100.00          100.00           100.00
        1997                 133.36          145.23           114.84
        1998                 171.48          154.00           131.49
        1999                 207.56          132.75           150.30
        2000                 188.66          158.05           172.45
        2001                 166.24          158.08           195.06

                              DIRECTOR COMPENSATION

Directors of the Corporation also serve as directors of Tri City National Bank, the Corporation's banking subsidiary. Directors who are not officers of the Corporation received an annual fee of $7,200, $700 for each Bank Board meeting attended and $300 for each Corporation Board meeting attended. The Corporation also paid the following fees to directors for chairing, serving on and attending meetings of committees of the Board of Directors of the Corporation or of Tri City National Bank: Sanford Fedderly, $11,800; William Gravitter; $16,050; William Komisar, $1,800; Christ Krantz, $5,200; William Werry, $3,600.

In addition, in 2001, Mr. Werry received $13,200 for consulting services performed for the Corporation and Mr. McGovern received $9,200 for legal services to the Board.


                  LOANS AND OTHER TRANSACTIONS WITH MANAGEMENT

The Corporation has never made any loans to any of its officers or directors. However, in the ordinary course of business, the Corporation's banking subsidiary made loans during 2001 to officers and directors of the Corporation, and to business firms in which officers and directors of the Corporation are officers, partners or in which they have a substantial interest. The loans made by the Corporation's banking subsidiary were made to the Corporation's officers and directors and certain of the companies with which they are associated in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to unaffiliated persons or firms, and do not involve more than a normal risk of collectibility or present other unfavorable features.

Mrs. Agatha T. Ulrich, director of the Corporation, is a principal shareholder in a corporation that owns buildings occupied by the Corporation's central office (the "Central Office") in Oak Creek, and a Tri City National Bank branch office located in Milwaukee. The Central Office building lease has a five-year term, through 2006 and the branch office has an eight-year lease term, through 2010. The annual rent for 2001 paid in connection with all of the aforementioned leases was $214,920, subject to adjustment as a result of increases in the consumer price index. Pursuant to the Central Office lease only, the Corporation is also obligated to pay property taxes, insurance and maintenance costs associated with the building.

                                 OTHER BUSINESS

The Board of Directors knows of no other business, which may come before the Annual Meeting. In the event that any other business not known or determined at this time does properly come before the Meeting, it is intended that the persons named in the proxy shall vote in accordance with their best judgment.

                                VOTING OF PROXIES

Proxies received by the Board of Directors will be voted in accordance with the specifications indicated by the shareholder and unless authority to vote upon the election of the directors, or as to individual nominees, is withheld, the proxies will be voted FOR all of the nominees listed in the Proxy Statement.


Nominees receiving the largest number of affirmative votes cast will be elected as directors up to the maximum number of directors to be chosen at the election. Votes that are withheld and broker nonvotes will have no impact on the election of directors.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors of Tri City Bankshares Corporation has reappointed Ernst & Young, LLP as independent auditors to audit the financial statements of the Corporation for the current fiscal year.

AUDIT FEES. The aggregate fees billed for professional services rendered by the independent auditors for (1) the audit of the Corporation's financial statements as of the year ended December 31, 2001 and (2) the review of the financial statements included in the Corporation's Quarterly Reports on Form 10-Q for the year were $71,200.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. No fees were billed for professional services rendered by the independent auditors during 2001 for (1) operating, or supervising the operation of, the Corporation's information systems or managing its local area networks and (2) designing or implementing a hardware or software system that aggregates source data underlying the Corporation's financial statements or generates information that is significant to its financial statements taken as a whole.
ALL OTHER FEES. The aggregate fees billed by the independent auditors during 2001 for non-audit and non-information systems related services were $24,100.

The  Audit   Committee  has  considered   whether  the  provision  of  financial
information systems design and implementation services and other non-audit services is compatible with the independent auditors' independence and satisfied itself as to the auditors' independence.

Representatives of the firm of Ernst & Young, LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

                             SHAREHOLDERS' PROPOSALS

Proposals by shareholders sought to be included in the Corporation's Proxy Statement for its 2003 Annual Meeting of Shareholders must be received by the Corporation no later than January 7, 2003. The Corporation's By-Laws currently do not restrict shareholders from making proposals or director nominations at the Annual Meeting.
                            PENDING LEGAL PROCEEDINGS

No director or executive officer is an adverse party or has an interest adverse to the Corporation or any of its subsidiaries in any material pending legal proceedings.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and directors to file reports with the Securities and Exchange Commission disclosing their ownership, and changes in their ownership of stock in the Corporation. Copies of these reports must also be furnished to the Corporation. Based solely on a review of these copies, the Corporation believes that during 2001, its officers and directors complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934.

                                    FORM 10-K

A COPY OF THE CORPORATION'S FORM 10-K WHICH WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2001 MAY BE OBTAINED WITHOUT CHARGE BY ANY PERSON WHO WAS A BENEFICIAL OWNER OF THE CORPORATION'S SHARES AS OF THE APRIL 24, 2002 RECORD DATE BY WRITTEN REQUEST TO SCOTT A. WILSON, SECRETARY OF THE CORPORATION, 6400 SOUTH 27TH STREET, OAK CREEK, WISCONSIN 53154, (414) 761-1610.

By Order of the Board of Directors

/s/Scott A. Wilson

Scott A. Wilson, Secretary
Oak Creek, Wisconsin

May 7, 2002


IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE 2002 ANNUAL MEETING IN PERSON ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE PROXY AS SOON AS POSSIBLE.

PROXY                    Tri City Bankshares Corporation                  PROXY
                          Annual Meeting-June 12, 2002
           This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints William Gravitter and Henry Karbiner, Jr. and each of them, with full power to act without the others and with full power in each to appoint his substitute or substitutes, as the undersigned's proxy to vote all of the shares which the undersigned may be entitled to vote at the Annual Meeting of the Shareholders of Tri City Bankshares Corporation, a
Wisconsin corporation, to be held at Tri City National Bank, 6400 South 27th Street, Oak Creek, Wisconsin 53154, on Wednesday, June 12, 2002 at 9:30 A.M., and at any adjournment or adjournments of said meeting, on the following matters:

1.  Election of Directors :
    FOR all nominees listed below  |_|       WITHHOLD AUTHORITY to vote  |_|
    (or their substitutes if any
     nominees shall be unable to
     stand for election)




     FRANK BAUER, SANFORD FEDDERLY, WILLIAM GRAVITTER, HENRY KARBINER, JR., WILLIAM L. KOMISAR, CHRIST KRANTZ, WILLIAM P. MCGOVERN, ROBERT W. ORTH,
   RONALD K. PUETZ, AGATHA T. ULRICH, DAVID A. ULRICH, JR., WILLIAM J. WERRY,
                                SCOTT A. WILSON

(INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

                                     (Over)



-------------------------------------------------------------------------------




              The Board of Directors recommends a vote FOR item 1.

2. In their discretion on such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.



                           Date                                          , 2002
                                -----------------------------------------------
                           Please sign exactly as name appears hereon. For joint accounts, all owners should sign. Executors, Administrators, Trustees, etc., should so indicate when signing.